UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21343

Salomon Brothers Emerging Markets Debt Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York,	NY 10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Salomon Brothers Asset Management Inc

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 725-6666

Date of fiscal year end: October 31

Date of reporting period: October 31, 2004

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Salomon Brothers

Emerging Markets

Debt Fund Inc.

Annual Report

October 31, 2004

PFPC Inc.

P.O. Box 8030

Boston, MA 02266-8030

ESDANN 10/04

04-7563

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Letter from the Chairman

R. Jay Gerken, CFA

Chairman and Chief Executive Officer

Dear Shareholder,

Emerging markets debt performed well last fall through the first quarter of this year, but the market’s run was disrupted in the early spring due to technical factors stemming from a sharp pullback in U.S. Treasury bond prices.i The Treasury market’s sharp sell-off was triggered by investors’ reaction to a robust U.S. March labor market report, and concerns about resurging inflation and that interest rates were poised to rise, as bond prices move opposite to anticipated interest rate movements.

As widely anticipated, the Federal Reserve Board (“Fed”)ii raised its target for the closely watched federal funds rateiii from a four-decade low of 1.00% to 1.25% in June, marking its first hike in four years. The Fed then again boosted the federal funds rate in 0.25% intervals in August, September and eventually to 2.00% in November after the fund’s reporting period had ended. Higher rates may help slow a potential acceleration of economic growth and thereby help maintain a balance between that growth and the inflation that may generally accompany it.

As the U.S. Treasury bond market stabilized, sovereign debt markets regained ground lost during the spring. Emerging markets continued to perform well through the remainder of the period as investors refocused their attention on favorable country fundamentals and strength in commodity prices, such as metals, agriculture and oil. Despite concerns that high energy prices might dampen a global recovery, the markets benefited from higher-than-expected global economic growth. Furthermore, continued progress on political and economic reforms and a generally positive macroeconomic environment led to a spate of bond rating upgrades or improved outlooks from credit rating services, which encouraged broader investor participation in emerging markets.

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management (“CAM”) disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S. Attorney relating to Citigroup Asset Management’s entry into the transfer agency business during 1997-1999. Citigroup has disclosed that the Staff of the SEC is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of its internal transfer agent unit that serves various CAM-managed funds. This internal transfer agent did not provide services to the fund. Citigroup is cooperating with the SEC and will seek to resolve this matter

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman and Chief Executive Officer

November 18, 2004

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Manager Overview

Performance Review

Since its inception date on December 1, 2003, the Salomon Brothers Emerging Markets Debt Fund Inc. returned 2.04%, based on its New York Stock Exchange (“NYSE”) market price and 7.08% based on its net asset value (“NAV”)iv per share. In comparison, the fund’s unmanaged benchmark, the JPMorgan Emerging Markets Bond Index Plus (“EMBI+”)v, returned 11.54% and its Lipper emerging markets debt closed-end funds category averagevi was 11.67% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the period ended October 31, 2004, the fund distributed dividends to shareholders totaling $1.35 per share. The performance table shows the fund’s 30-day SEC yield as well as the fund’s October 31, 2004 NAV per share and its NYSE market price. Past performance is no guarantee of future results. The fund’s yields will vary.

FUND PERFORMANCE AS OF OCTOBER 31, 2004*

Price Per Share	30-Day SEC Yield	12/1/03-10/31/04 Total Return

$ 18.94 (NAV)	8.78%	7.08%

$ 18.91 (NYSE)	8.80%	2.04%

All figures represent past performance and are not a guarantee of future results. The fund’s yields will vary.

*From the time period of 12/1/03 to 10/31/04

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions, if any, in additional shares. The “SEC yield” is a return figure often quoted by bond and other fixed-income mutual funds. This quotation is based on the most recent 30-day (or one-month) period covered by the fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period after deduction of the fund’s expenses for the period.

Emerging markets debt performed positively for the period December 1, 2003 through October 31, 2004, returning 11.54% as represented by the EMBI+. Sovereign debt markets exhibited strong performance from the beginning of the period through March 2004 amid a relatively benign stretch in the U.S. Treasury bond markets; hedge funds joined crossover buyers in adding to their emerging markets debt allocations. However, markets were disrupted in April and May following a sharp sell-off in U.S. Treasury bonds caused by an extremely strong March U.S. jobs report. April saw the EMBI+’s largest sell-off since July of 2001, and May saw yield spreadsvii over U.S. Treasuries widening to 569 basis pointsxiii during the month, a level not seen since August of 2003. Markets rallied over the next few months – taking back all the losses of April and May – and performing strongly through the end of the period. Good country fundamentals, commodity price strength and the absence of U.S. Treasury market volatility supported emerging markets debt returns.

Through all of this, emerging markets debt fundamentals remained strong, and the markets benefited from increasing signs of a global economic turnaround. Continued strength in commodity prices, including metals, agriculture and oil provided positive support for many emerging market countries. Oil prices, in particular, remained high favoring oil exporters, but fears remained that high-energy prices

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

might dampen the global recovery. Revenues from oil production contributed to positive performance in Ecuador, Russia, and Venezuela. The markets also benefited from higher-than-expected global economic growth and higher-than-expected inflation.

Continued progress on political and economic reforms in many emerging countries, combined with the positive macro environment, led to a spate of upgrades or improved outlook changes during the period; Moody’s and Standard & Poors collectively upgraded 12 countries during the period, representing more than 56% of the JPMorgan Emerging Markets Bond Index Globalix. The improving credit quality in emerging markets encouraged broader investor participation and may have caused some long-term investors to change their allocation to emerging markets from tactical to strategic, providing some technical support for the market.

Factors Impacting Fund Performance

The portfolio’s performance relative to the benchmark was negatively influenced during the first three months since its inception by the difficulties of investing a new fund during a period of rising bond prices. During this investment period, the fund, including transaction costs, was down approximately 1.43% versus +3.70% for the benchmark. Fund performance for the period was primarily driven by macroeconomic and market factors, as outlined in the market overview section above, rather than individual country events. That said, our overweight positions in Ecuador, Brazil and Colombia positively contributed to overall performance during the period. Our underweight position in Venezuela detracted from fund performance relative to the unmanaged benchmark.

Looking for Additional Information?

The fund is traded under the symbol “ESD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XESDX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the fund issues a quarterly press release that can be found on most major financial websites as well as www.sbam.com.

In a continuing effort to provide information concerning the fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern time, for the fund’s current NAV, market price, and other information.

Thank you for your investment in the Salomon Brothers Emerging Markets Debt Fund Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the fund’s investment goals.

Sincerely,

Peter J. Wilby	James E. Craige	Thomas K. Flanagan, CFA
Portfolio Manager	Portfolio Manager	Executive Vice President

November 18, 2004

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Like any investment where there is risk of loss, you may not be able to sell fund shares for the same amount that you paid to purchased them. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Leverage may magnify gains and increase losses in the fund’s portfolio.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	As reflected by the performance of the JPMorgan Emerging Markets Bond Plus Index (“EMBI+”). The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.
ii	Source: U.S. Federal Reserve Board. The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	NAV is calculated by subtracting total liabilities from the closing value of all securities held by the fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the fund has invested. However, the price at which an investor may buy or sell shares of the fund is at the fund’s market price as determined by supply of and demand for the fund’s shares.
[v]	The JPMorgan Emerging Markets Bond Index Plus is a total-return-index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.
vi	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 11-month period from 12/1/03 to 10/31/04, calculated among the 13 funds in the fund’s Lipper category, including the reinvestment of dividends and capital gains, if any.
vii	Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.
viii	A basis point is one-hundredeth (1/100 or 0.01) of one percent.
ix	JPMorgan Emerging Markets Bond Index Global (EMBI Global) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela. Please note than an investor cannot invest directly in an index.

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Schedule of Investments

October 31, 2004

Face Amount	Security	Value
Sovereign Bonds —139.2%
Argentina — 3.0%
	Republic of Argentina:
$19,010,000	Discount Bond, Series L-GL, 2.438% due 3/31/23 (a)(b)†	$10,360,450
10,000,000	Par Bond, Series L-GP, 6.000% due 3/31/23 (a)	5,500,000

		15,860,450

Brazil — 32.1%
	Federative Republic of Brazil:
2,000,000	12.750% due 1/15/20	2,510,000
9,190,000	10.125% due 5/15/27	9,791,945
56,465,000	12.250% due 3/6/30 (c)†	69,861,321
15,735,000	11.000% due 8/17/40†	17,737,279
54,982,316	C Bond, 8.000% due 4/15/14 (c)†	54,655,858
7,000,000	Collective Action Securities, 10.500% due 7/14/14	7,876,750
6,948,543	DCB, Series L, 3.125% due 4/15/12 (b)	6,386,145

		168,819,298

Bulgaria — 1.2%
5,000,000	Republic of Bulgaria, 8.250% due 1/15/15 (d)	6,268,750

Chile — 2.2%
10,700,000	Republic of Chile, 5.500% due 1/15/13	11,354,553

Colombia — 7.0%
	Republic of Colombia:
2,550,000	10.750% due 1/15/13	2,961,825
4,725,000	11.750% due 2/25/20	5,788,125
9,765,000	8.125% due 5/21/24	8,934,975
17,200,000	10.375% due 1/28/33†	18,834,000

		36,518,925

Costa Rica — 1.7%
	Republic of Costa Rica:
5,825,000	6.548% due 3/20/14 (d)	5,242,500
3,600,000	9.995% due 8/1/20 (d)	3,870,000

		9,112,500

Ecuador — 6.2%
	Republic of Ecuador:
21,680,000	12.000% due 11/15/12 (d)†	21,788,400
12,825,000	8.000% due 8/15/30 (b)(d)†	10,888,425

		32,676,825

See Notes to Financial Statements.

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Schedule of Investments (continued)

October 31, 2004

Face Amount	Security	Value
El Salvador — 1.3%
$6,275,000	Republic of El Salvador, 7.750% due 1/24/23 (d)	$6,777,000

Malaysia — 3.0%
	Federation of Malaysia:
3,700,000	8.750% due 6/1/09	4,440,208
9,475,000	7.500% due 7/15/11†	11,172,038

		15,612,246

Mexico — 22.6%
28,825,000	Petroleos Mexicanos, 9.500% due 9/15/27 (c)	35,598,875
	United Mexican States:
23,725,000	6.625% due 3/3/15	25,486,581
1,450,000	11.375% due 9/15/16	2,162,312
	Medium-Term Notes:
27,375,000	8.300% due 8/15/31 (c)	31,686,563
	Series A:
14,460,000	6.375% due 1/16/13	15,407,130
2,900,000	5.875% due 1/15/14	2,971,775
5,000,000	7.500% due 4/8/33	5,342,500

		118,655,736

Panama — 3.2%
	Republic of Panama:
3,025,000	10.750% due 5/15/20	3,630,000
195,000	9.375% due 1/16/23	212,063
3,000,000	8.875% due 9/30/27	3,150,000
10,000,000	8.125% due 4/28/34†	10,050,000

		17,042,063

Peru — 6.0%
	Republic of Peru:
6,200,000	9.875% due 2/6/15	7,192,000
11,675,000	8.750% due 11/21/33†	11,733,375
9,800,000	FLIRB, 4.500% due 3/7/17 (b)	8,807,750
3,960,000	PDI, 5.000% due 3/7/17 (b)†	3,653,100

		31,386,225

The Philippines — 6.3%
	Republic of the Philippines:
2,275,000	8.250% due 1/15/14	2,192,531
3,500,000	9.875% due 1/15/19	3,530,450
26,125,000	10.625% due 3/16/25	27,389,450

		33,112,431

See Notes to Financial Statements.

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Schedule of Investments (continued)

October 31, 2004

Face Amount	Security	Value
Russia — 26.1%
	Russian Federation:
$13,390,000	11.000% due 7/24/18 (c)(d)†	$18,260,612
7,200,000	12.750% due 6/24/28 (d)†	11,466,000
107,460,000	5.000% due 3/31/30 (b)(c)(d)†	107,627,906

		137,354,518

South Africa — 2.8%
	Republic of South Africa:
2,350,000	9.125% due 5/19/09	2,808,250
11,100,000	6.500% due 6/2/14	12,099,000

		14,907,250

Turkey — 7.0%
	Republic of Turkey:
2,100,000	11.750% due 6/15/10	2,614,500
23,240,000	11.500% due 1/23/12	29,224,300
1,725,000	11.000% due 1/14/13	2,134,688
365,000	11.875% due 1/15/30†	502,331
1,950,000	Collective Action Securities, 9.500% due 1/15/14	2,247,375

		36,723,194

Uruguay — 1.0%
6,250,000	Republic of Uruguay, Benchmark Bonds, 7.875% due 1/15/33 (e)	5,125,000

Venezuela — 6.5%
	Republic of Venezuela:
8,125,000	5.375% due 8/7/10	7,464,844
2,600,000	8.500% due 10/8/14	2,642,900
	Collective Action Securities:
3,850,000	10.750% due 9/19/13	4,467,925
19,050,000	9.375% due 1/13/34	19,573,875

		34,149,544

	Total Sovereign Bonds (Cost — $714,428,232)	731,456,508

Loan Participation (b)(f)† — 2.5%
Morocco — 2.5%
13,432,500	Kingdom of Morocco, Tranche A, 2.781% due 1/2/09 (CS First Boston Corp., JPMorgan Chase & Co., and Merrill Lynch, Pierce, Fenner & Smith Inc.) (Cost — $13,296,823)	13,231,013

See Notes to Financial Statements.

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Schedule of Investments (continued)

October 31, 2004

Shares	Security	Value
Purchased Options — 0.6%
1,040,000	Federative Republic of Brazil, 11.000% due 8/17/40, Call @ 112.4, Expire 1/12/05 (Cost $3,577,600)	$2,984,800

Face Amount
Repurchase Agreements† — 1.1%
$2,750,000	Merrill Lynch Government Securities Inc. dated 10/29/04, 1.820% due 11/1/04; Proceeds at maturity — $2,750,417; (Fully collateralized by various U.S. Government agency obligations, 0.000% due 11/2/04 to 4/29/05; Market value — $2,805,010)	2,750,000
3,000,000	UBS Securities LLC dated 10/29/04, 1.840% due 11/1/04; Proceeds at maturity — $3,000,460; (Fully collateralized by various U.S. Government agency obligations, 0.000% to 8.875% due 12/7/04 to 8/6/38; Market value — $3,060,006)	3,000,000

	Total Repurchase Agreements (Cost — $5,750,000)	5,750,000

	Total Investments —143.4% (Cost — $737,052,655*)	753,422,321
	Liabilities in Excess of Other Assets — (43.4)%	(228,047,568)

	Total Net Assets — 100.0%	$525,374,753

(a)	Security is currently in default.
(b)	Rate shown reflects current rate on instrument with variable rate or step coupon rates.
(c)	All or portion of this security is held as collateral for reverse repurchase agreements.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.
(e)	Payment-in-kind security for which all or part of the income earned may be paid as additional principle.
(f)	Participation interests were acquired through the financial institutions indicated parenthetically.
*	Aggregate cost for federal income tax purposes is $737,112,252.
†	All or portion of this security is segregated for future contracts.

Abbreviations used in this schedule:

C Bond — Capitalization Bond.

DCB     — Debt Conversion Bond.

FLIRB  — Front Loaded Interest Reduction Bond.

PDI       — Past Due Interest.

See Notes to Financial Statements.

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Statement of Assets and Liabilities

October 31, 2004

ASSETS:
Investments, at value (Cost — $737,052,655)	$753,422,321
Cash	3,150,088
Receivable for securities sold	45,570,821
Interest receivable	12,301,837

Total Assets	814,445,067

LIABILITIES:
Payable for open reverse repurchase agreements (Notes 1 and 3)	239,942,704
Payable for securities purchased	45,567,920
Payable to broker — variation margin	1,312,500
Interest payable (Note 3)	929,059
Management fee payable	547,950
Offering costs payable	543,645
Accrued expenses	226,536

Total Liabilities	289,070,314

Total Net Assets	$525,374,753

NET ASSETS:
Common stock ($0.001 par value, 100,000,000 shares authorized; 27,733,169 shares outstanding)	$27,733
Capital paid in excess of par value	527,941,777
Undistributed net investment income	3,250,833
Accumulated net realized loss on investment transactions, futures contracts and options	(13,534,580)
Net unrealized appreciation of investments, futures contracts and options	7,688,990

Total Net Assets	$525,374,753

Net Asset Value, per share ($525,374,753 ÷ 27,733,169 shares outstanding)	$18.94

See Notes to Financial Statements.

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Statement of Operations

For the Period Ended October 31, 2004†

INVESTMENT INCOME:
Interest	$48,451,457

EXPENSES:
Management fee (Note 2)	5,359,146
Interest expense (Notes 1 and 3)	2,285,278
Custody	190,260
Audit and legal	125,863
Shareholder communications	75,448
Directors’ fees	55,662
Shareholder servicing fees	36,129
Registration fees	30,018
Insurance	12,060
Other	74,298

Total Expenses	8,244,162

Net Investment Income	40,207,295

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND OPTIONS (NOTES 1 and 3):
Realized Gain (Loss) From:
Investment transactions	(5,090,792)
Futures contracts	(8,639,788)
Options	196,000

Net Realized Loss	(13,534,580)
Net Increase in Unrealized Appreciation of Investments, Futures Contracts and Options	7,688,990

Net Loss on Investments, Futures Contracts and Options	(5,845,590)

Increase in Net Assets From Operations	$34,361,705

†	For the period December 1, 2003 (commencement of operations) to October 31, 2004.

See Notes to Financial Statements.

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Statement of Changes in Net Assets

For the Period Ended October 31, 2004†

OPERATIONS:
Net investment income	$40,207,295
Net realized loss	(13,534,580)
Net increase in unrealized appreciation	7,688,990

Increase in Net Assets From Operations	34,361,705

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income	(37,020,029)

Decrease in Net Assets From Dividends to Shareholders	(37,020,029)

FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares (27,214,399 shares issued, net of $1,088,576 offering costs)	518,706,464
Net proceeds from shares issued on reinvestment of dividends (513,523 shares issued)	9,226,613

Increase in Net Assets From Fund Share Transactions	527,933,077

Increase in Net Assets	525,274,753

NET ASSETS:
Beginning of period	100,000

End of period*	$525,374,753

* Includes undistributed net investment income of:	$3,250,833

†	For the period December 1, 2003 (commencement of operations) to October 31, 2004.

See Notes to Financial Statements.

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Statement of Cash Flows

For the Period Ended October 31, 2004†

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest received	$34,718,070
Operating expenses paid	(5,184,398)
Net purchase of short-term investments	(9,327,600)
Realized gain on options	196,000
Realized loss on futures contracts	(8,639,788)
Net change in unrealized depreciation on futures contracts	(8,680,676)
Purchases of long-term investments	(1,318,586,291)
Proceeds from disposition of long-term investments	587,199,093
Change in payable to broker — variation margin	1,312,500
Interest paid	(1,356,219)

Net Cash Used By Operating Activities	(728,349,309)

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(37,020,029)
Proceeds from sale of shares (gross of $1,088,576 offering costs)	519,795,040
Proceeds from reverse repurchase agreements	239,942,704
Proceeds from reinvestment of dividends	9,226,613
Offering costs paid	(544,931)

Net Cash Flows Provided by Financing Activities	731,399,397

Net Increase in Cash	3,050,088
Cash, Beginning of period	100,000

Cash, End of period	$3,150,088

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$34,361,705

Accretion of discount on investments	(3,170,737)
Amortization of premium on investments	1,739,187
Increase in investments, at value	(751,990,771)
Increase in interest receivable	(12,301,837)
Increase in receivable for securities sold	(45,570,821)
Increase in payable for securities purchased	45,567,920
Increase in payable to broker — variation margin	1,312,500
Increase in interest payable	929,059
Increase in accrued expenses	774,486

Total Adjustments	(762,711,014)

Net Cash Flows Used By Operating Activities	$(728,349,309)

†	For the period December 1, 2003 (commencement of operations) to October 31, 2004.

See Notes to Financial Statements.

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Financial Highlights

Data for a share of common stock outstanding throughout the period ended October 31, unless otherwise noted:

	2004(1)(2)
Net Asset Value, Beginning of Period	$19.06	*

Income (Loss) From Operations:
Net investment income	1.47
Net realized and unrealized loss	(0.25)

Total Income From Operations	1.22

Less Dividends From:
Net investment income	(1.35)

Total Dividends	(1.35)

Increase in Net Asset Value Due to Shares Issued on Reinvestment of Dividends	0.01

Net Asset Value, End of Period	$18.94

Market Value, End of Period	$18.91

Total Return, Based on Market Price(3)	2.04	%‡
Total Return, Based on Net Asset Value	7.08	%‡
Ratios to Average Net Assets:
Total expenses, including interest expense	1.82	%†
Total expenses, excluding interest expense (operating expenses)	1.32	%†
Net investment income	8.90	%†
Supplemental Data:
Net Assets, End of Period (000s)	$525,375
Portfolio Turnover Rate	94%

(1)	For the period December 1, 2003 (commencement of operations) to October 31, 2004.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	For the purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
*	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Notes to Financial Statements

Note  1.  Organization  and  Significant  Accounting  Policies

Salomon Brothers Emerging Markets Debt Fund Inc. (“Fund”) was incorporated in Maryland on April 16, 2003 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek total return. As a secondary objective, the Fund seeks high current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) INVESTMENT VALUATION. In valuing the Fund’s assets, all securities, futures and options for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked price if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. When market quotations are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates value, unless the Board of Directors determines that such valuation does not constitute fair value.

(b) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund’s policy that a custodian take possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Notes to Financial Statements (continued)

marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. Whenever the Fund enters into a reverse repurchase agreement, the Fund’s custodian delivers liquid assets to the counterparty in an amount at least equal to the repurchase price marked-to-market daily (including accrued interest), and the counterparty subsequently monitors the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve leverage risk and the risk that the market value of securities purchased with the proceeds from the reverse repurchase agreements may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

(d) FUTURES CONTRACTS. The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying financial instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The Fund enters into such contracts typically to hedge a portion of the portfolio. The risks associated with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction.

(e) OPTIONS CONTRACTS. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Notes to Financial Statements (continued)

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases.

(f) FORWARD FOREIGN CURRENCY CONTRACTS. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Fund bears the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty fail to meet the terms of such contracts.

(g) LOAN PARTICIPATIONS. The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“lenders”). The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender. The Fund may have difficulty disposing of participations/assignments because the market for certain instruments may not be highly liquid.

(h) CREDIT, EXCHANGE RATE, AND MARKET RISK. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Notes to Financial Statements (continued)

dollar-denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

(j) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount or premium on securities purchased is accreted or amortized, respectively, on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

(k) FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the date of valuation. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the Statement of Operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in securities, which is due to changes in the foreign exchange rate from that which is due to changes in market prices of the securities.

(l) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. The Fund declares and pays distributions to shareholders monthly. Net realized gains, if any, in excess of loss carryovers are expected to be distributed, at least, annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP due primarily to differences in the treatment of foreign currency gains/losses and deferral of wash sales and post-October losses incurred by the Fund. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Notes to Financial Statements (continued)

(m) FEDERAL AND OTHER TAXES. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividend and capital gains.

(n) RECLASSIFICATIONS. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $63,567 has been reclassified between paid-in-capital and undistributed net investment income as a result of permanent differences attributable to a non deductible excise tax paid by the Fund. This reclassification has no effect on net assets or net asset value per share.

Note  2.  Management  and  Advisory  Fees  and  Other  Transactions

The Fund entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc (“SBAM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”). SBAM provides all management, advisory and administration services for the Fund.

The Fund currently pays SBAM a monthly fee at an annual rate of 0.85% of the Fund’s average daily net assets plus any borrowings for its services.

At October 31, 2004, Citigroup Financial Products Inc., another indirectly, wholly-owned subsidiary of Citigroup, held 5,481.14 shares of the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of SBAM and do not receive compensation from the Company.

Note  3.  Portfolio  Activity

For the period ended October 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,364,154,211

Sales	$632,768,052

At October 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$20,296,546
Gross unrealized depreciation	(3,986,477)

Net unrealized appreciation	$16,310,069

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Notes to Financial Statements (continued)

At October 31, 2004, the Fund had the following open reverse repurchase agreements:

Face Amount	Security	Value
$50,375,000	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 2/19/04 bearing 1.400% to be repurchased at $51,090,045 on 2/18/05, collateralized by: $55,000,000 Russian Federation, 5.000% due 3/31/30; Market value $55,085,937	$50,375,000
30,750,000	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 5/12/04 bearing 1.000% to be repurchased at $31,061,771 on 5/12/05, collateralized by: $30,000,000 Federative Republic of Brazil, C Bond, 8.000% due 4/15/14; Market value $29,821,875	30,750,000
20,127,079	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 7/8/04 bearing 1.100% to be repurchased at $20,351,552 on 7/8/05, collateralized by: $18,000,000 Federative Republic of Brazil, C Bond, 8.000% due 4/15/14; Market value $17,893,125	20,127,079
12,031,000	Reverse Repurchase Agreement with CS First Boston Corp., dated 9/23/04 bearing 1.900% to be repurchased at $12,262,764 on 9/23/05, collateralized by: $10,000,000 Russian Federation, 11.000% due 7/24/18; Market value $13,637,500	12,031,000
31,712,500	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 9/24/04 bearing 1.850% to be repurchased at $32,307,330 on 9/24/05, collateralized by: $25,000,000 Federative Republic of Brazil, 12.250% due 3/6/30; Market value $30,931,250	31,712,500
24,900,000	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 9/24/04 bearing 1.950% to be repurchased at $25,392,294 on 9/24/05, collateralized by: $20,000,000 Petroleos Mexicanos, 9.500% due 9/15/27; Market value $24,700,000	24,900,000
43,950,000	Reverse Repurchase Agreement with CS First Boston Corp., dated 10/12/04 bearing 1.900% to be repurchased at $44,796,648 on 10/12/05, collateralized by: $50,000,000 Russian Federation, 5.000% due 3/31/30; Market value $50,078,125	43,950,000
26,097,125	Reverse Repurchase Agreement with UBS Financial Services Inc., dated 10/13/04 bearing 1.750% to be repurchased at $26,560,168 on 10/13/05, collateralized by: $25,000,000 United Mexican States, Medium-Term Notes, 8.300% due 8/15/31; Market value $28,937,500	26,097,125

	Total Reverse Repurchase Agreements (Cost — $239,942,704)	$239,942,704

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Notes to Financial Statements (continued)

Transactions in reverse repurchase agreements for the Fund during the period ended October 31, 2004 were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Outstanding
$196,903,410	1.26%	$243,754,556

Interest rates on reverse repurchase agreements ranged from 0.48% to 1.95% during the period ended October 31, 2004. Interest paid on reverse repurchase agreements totaled $1,356,219.

At October 31, 2004, the Fund had the following open futures contracts:

Contracts to Sell	Number of Contracts	Expiration	Basis Value	Market Value	Unrealized Loss
U.S. Treasury 10 Year Note	3,500	12/04	$388,788,074	$397,468,750	$(8,680,676)

At October 31, 2004, the Fund held purchased call option contracts with a total cost of $3,577,600 and a total market value of $2,984,800.

The following written covered call option transactions occurred during the period ended October 31, 2004:

	Number of Contracts	Premiums
Options written, outstanding at December 1, 2003	—	$0
Options written	14,000	203,000
Options closed	(14,000)	(203,000)

Options written, outstanding at October 31, 2004	—	$0

At October 31, 2004, the Fund held a loan participation with a total cost of $13,296,823 and a total market value of $13,231,013.

Note  4.  Dividends  Subsequent  to  October  31,  2004

On July 29, 2004, the Board of Directors (“Board”) of the Fund declared a dividend from net investment income in the amount of $0.1500 per share payable on November 26, 2004 to shareholders of record on November 16, 2004.

In addition, on October 22, 2004, the Fund’s Board declared three dividends, each in the amount of $0.1500 per share, payable on December 17, 2004, January 28, 2005 and

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Notes to Financial Statements (continued)

February 25, 2005 to shareholders of record on December 7, 2004, January 19, 2005 and February 15, 2005, respectively.

Finally the Fund declared a special dividend from net investment income in the amount of $0.0700 per share payable on December 17, 2004 to shareholders of record on December 7, 2004.

Note  5.  Income  Tax  Information  &  Distributions  to  Shareholders

The tax character of distributions paid during the period ended October 31, was as follows:

2004
Ordinary income	$37,020,029

As of October 31, 2004, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$3,250,833
Capital loss carryforward	(22,155,659	)*
Other book/tax temporary differences	8,680,676	**
Unrealized appreciation	7,629,393	***

Total accumulated losses	$(2,594,757)

*	On October 31, 2004, the Fund had a net capital loss carryforward of approximately $22,155,659 which expires on October 31, 2012. This amount will be available to offset like amounts of any future taxable gains.
**	Other book/tax temporary differences are attributable primarily to the realization for tax purpose of unrealized gains/(losses) on certain futures contracts.
***	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

Note  6.  Additional  Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the Funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and the other two of whom were former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Notes to Financial Statements (continued)

separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

The Fund did not implement the contractual arrangement described above and therefore will not receive any portion of such payment.

Note  7.  Legal  Matters

Beginning in June, 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers (the “Funds”), and directors or trustees of the Funds. The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Notes to Financial Statements (continued)

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Salomon Brothers Emerging Markets Debt Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Emerging Markets Debt Fund Inc. (“Fund”) at October 31, 2004, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the period December 1, 2003 (commencement of operations) through October 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 21, 2004

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Salomon Brothers Emerging Markets Debt Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Age	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Advised by SBAM(2), and Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Non-Interested Directors:

Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 DOB: 1/23/46	Director and Member of the Nominating and Audit Committees	Since 2003	President, Colman Consulting Co.	37	None

Daniel P. Cronin 24 Woodlawn Avenue New Rochelle, NY 10804 DOB: 2/13/46	Director and Member of the Nominating and Audit Committees	Since 2003	Formerly, Associate General Counsel, Pfizer Inc.	34	None

Leslie H. Gelb 150 East 69th Street New York, NY 10021 DOB: 3/4/37	Director and Member of the Nominating and Audit Committees	Since 2003	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	34	Director of two registered investment companies advised by Advantage Advisers, Inc. (“Advantage”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 DOB: 10/9/42	Director and Member of Nominating and Audit Committees	Since 2003	President, W.R. Hutchinson & Associates Inc.; Formerly Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	44	Associated Banc-Corp.

Riordan Roett The Johns Hopkins University 1710 Massachusetts Avenue, NW Washington, DC 20036 DOB: 9/10/38	Director and Member of the Nominating and Audit Committees	Since 2003	Professor and Director, Latin America Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	34	None

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Advised by SBAM(2), and Overseen by Director (including the Fund)	Other Board Memberships Held by Director

Jeswald W. Salacuse Tufts University The Fletcher School of Law & Diplomacy 160 Packard Avenue Medford, MA 02155 DOB: 1/28/38	Director and Member of the Nominating and Audit Committees	Since 2003	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University	34	Director of two registered investment companies advised by Advantage

Interested Directors:

R. Jay Gerken, CFA(3) Citigroup Asset Management (“CAM”) 399 Park Avenue, 4th Floor New York, NY 10022 DOB: 4/5/51	Director, Chairman and Chief Executive Officer	Since 2003	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President, Chief Executive Officer and Director of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”): Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	221	None

Officers:

Peter J. Wilby, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 DOB: 11/30/58	President	Since 2003	Managing Director of CGM and Salomon Brothers Asset Management Inc (“SBAM”)	N/A	N/A

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Advised by SBAM(2), and Overseen by Director (including the Fund)	Other Board Memberships Held by Director

Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 DOB: 8/1/56	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Treasurer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Frances M. Guggino CAM 125 Broad Street, 10th Floor New York, NY 10004 DOB: 9/8/57	Chief Financial Officer and Treasurer Controller	Since 2004 2003	Vice President of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup (from 2002 to 2004)	N/A	N/A

James E. Craige, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 DOB: 10/1/67	Executive Vice President	Since 2003	Managing Director of CGM and SBAM	N/A	N/A

Thomas K. Flanagan, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 DOB: 1/26/53	Executive Vice President	Since 2003	Managing Director of CGM and SBAM	N/A	N/A

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Advised by SBAM(2), and Overseen by Director (including the Fund)	Other Board Memberships Held by Director

Wendy S. Setnicka CAM 125 Broad Street, 10th Floor New York, NY 10004 DOB: 6/30/64	Controller	Since 2004	Vice President of CAM; Controller of certain mutual funds associated with Citigroup; Assistant Controller of CAM (from 2002 to 2004)	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 DOB: 12/12/54	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

Andrew Beagley CAM 399 Park Avenue 4th Floor New York, NY 10022 DOB: 10/9/62	Chief Compliance Officer	Since 2004	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Compliance Officer, SBFM, CFM, TIA, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc., Salomon Brothers Asset Management Asia Pacific Limited (from 1997 to 1999)

(1)	The Fund’s Directors will serve three year terms and the Board will be divided into three classes: Class I, Class II and Class III at the Fund’s first annual shareholder meeting expected to occur in February, 2005. The Fund’s executive officers are chosen each year to hold office until their successors are duly elected and qualified.
(2)	Number of portfolios advised by SBAM or affiliates of SBAM.
(3)	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Annual Chief Executive Officer and Chief Financial Officer Certification (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and, the Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Dividend Reinvestment Plan (unaudited)

Unless you elect to receive distributions in cash, all dividends, including any capital gain dividends, on your Common Shares will be automatically reinvested by PFPC, as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by PFPC as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)  If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2)  If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Dividend Reinvestment Plan (unaudited) (continued)

You may withdraw from the Plan by notifying the Plan Agent in writing at P.O. Box 8030, Boston, Massachusetts 02266-8030 or by calling the Plan Agent at 1-800-331-1710. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged $5.00 plus a $0.05 per Common Share service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-800-331-1710.

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Additional Shareholder Information (unaudited)

The report is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Directors

CAROL L. COLMAN

DANIEL P. CRONIN

LESLIE H. GELB

R. JAY GERKEN, CFA

WILLIAM R. HUTCHINSON

RIORDAN ROETT

JESWALD W. SALACUSE

Officers

R. JAY GERKEN, CFA

Chairman and Chief Executive Officer

PETER J. WILBY, CFA

President

ANDREW B. SHOUP

Senior Vice President and Chief Administrative Officer

JAMES E. CRAIGE, CFA

Executive Vice President

THOMAS K. FLANAGAN, CFA

Executive Vice President

FRANCES M. GUGGINO

Chief Financial Officer and Treasurer

ANDREW BEAGLEY

Chief Compliance Officer

WENDY S. SETNICKA

Controller

ROBERT I. FRENKEL

Secretary and Chief Legal Officer

Salomon Brothers Emerging Markets Debt Fund Inc.

125 Broad Street

10th Floor, MF-2

New York, New York 10004

Telephone 1-888-777-0102

INVESTMENT MANAGER

Salomon Brothers Asset Management Inc

399 Park Avenue

New York, New York 10022

CUSTODIAN

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

TRANSFER AGENT

PFPC Inc.

P.O. Box 8030

Boston, Massachusetts 02266-8030

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL

ESD

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees for Salomon Brothers Emerging Markets Debt Fund Inc. were $72,000 for the year ended 10/31/04.

(b)	Audit-Related Fees for Salomon Brothers Emerging Markets Debt Fund Inc. were $0 for the year ended 10/31/04.

In addition, there were no Audit-Related Fees billed in the year ended 10/31/04 for assurance and related services by the Accountant to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers Emerging Markets Debt Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the period May 6, 2003 to October 31, 2004 (prior to May 6, 2003 services provided by the Accountant were not required to be pre-approved).

(c)	Tax Fees for Salomon Brothers Emerging Markets Debt Fund Inc. were $6,400 for the year ended 10/31/04. This amount represents aggregate fees paid for tax compliance and tax advice, which includes (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Salomon Brothers Emerging Markets Debt Fund Inc.

There were no fees billed for tax services by the Accountants to service affiliates for the period May 6, 2003 through October 31, 2004 that required pre-approval by the Audit Committee.

(d)	There were no All Other Fees for Salomon Brothers Emerging Markets Debt Fund Inc. for the year ended 10/31/04.

All Other Fees. The aggregate fees billed for all other non-audit services rendered by the Accountant to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers Emerging Markets Debt Fund Inc., requiring pre-approval by the Audit Committee for the period May 6, 2003 through October 31, 2004, which included the issuance of reports on internal control under SAS No. 70 relating to various Citigroup Asset Management (“CAM”) entities, were $790,000; all of which were pre-approved by the Audit Committee.

(e)	(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent registered public accounting firm to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) Tax Fees were 100% for the year ended 10/31/04. There were no Other Fees paid by the Salomon Brothers Emerging Markets Debt Fund Inc.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Salomon Brothers Emerging Markets Debt Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Emerging Markets Debt Fund Inc. were $2.2 million for the year ended 10/31/04.

(h)	Yes. The Salomon Brothers Emerging Markets Debt Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent registered public accounting firm’s independence. All services provided by the Accountant to the Salomon Brothers Emerging Markets Debt Fund Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8. [RESERVED]

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-

3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Emerging Markets Debt Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers Emerging Markets Debt Fund Inc.

Date: January 5, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers Emerging Markets Debt Fund Inc.

Date: January 5, 2005

By:	/s/ Frances M Guggino
(Frances M Guggino)
Chief Financial Officer of
Salomon Brothers Emerging Markets Debt Fund Inc.

Date: January 5, 2005